STEWARD FUNDS, INC.

on behalf of its series

Steward Covered Call Income Fund

Steward Global Equity Income Fund

Steward International Enhanced Index Fund

Steward Large Cap Enhanced Index Fund

Steward Select Bond Fund

Steward Small-Mid Cap Enhanced Index Fund

(each a “Fund” and collectively, the “Funds”)

Supplement dated August 10, 2021 to the Currently Effective Prospectus and Statement of

Additional Information dated August 31, 2020

This Supplement reports the following changes to information in the Funds’ Prospectus and Statement of Additional Information (“SAI”) dated August 31, 2020.

1.   Steward Small-Mid Cap Enhanced Index Fund

A.

The changes to be made to Steward Small-Mid Cap Enhanced Index Fund in order to implement a new actively-managed small cap growth investment strategy for the Fund, as previously reported in the Supplement dated June 24, 2021 (the “June Supplement”), will no longer be implemented upon the effectiveness of the Fund’s next annual update to its registration statement on or about August 28, 2021 and are not planned to be implemented at this time.

2.   Steward Large Cap Enhanced Index Fund

A.

The changes to be made to Steward Large Cap Enhanced Index Fund in order to implement a new actively-managed large cap core investment strategy for the Fund, as previously reported in the June Supplement, will no longer be implemented upon the effectiveness of the Fund’s next annual update to its registration statement on or about August 28, 2021.

At a special meeting held on August 10, 2021, the Funds’ Board of Directors approved alternative changes to the Fund proposed by Crossmark Global Investments, Inc., the Funds’ investment adviser, in order to implement a new values-focused enhanced index investment strategy for the Fund, including: (i) a new Fund name; (ii) the elimination of the Fund’s policy that, under normal circumstances, the Fund will invest at least 80% of its assets in the securities of large-cap companies;1 and (iii) changes to the Fund’s portfolio management team. The rebalancing of the Fund’s portfolio in connection with the implementation of its new investment strategy is expected to result in the Fund’s recognition of taxable capital gains,

1 The 80% is measured as of the time of investment and is applied to the value of the Fund’s net assets plus the amount of any borrowings for investment purposes. For purposes of this limit, investments include those made directly or through other investment companies that have substantially similar 80% policies.

which will be passed through to shareholders.

These changes to the Fund will be implemented on or about October 29, 2021. Further information on these changes to the Fund will be reported in a future supplement.

3.   All Funds

A.

The changes to be made to each Fund, as previously reported in the June Supplement, in order to implement (i) the addition of a front-end sales charge to the Fund’s Class A shares, including changes to the Funds’ exchange privileges, and (ii) changes to the Fund’s values-based screening policies will no longer be implemented upon the effectiveness of the Fund’s next annual update to its registration statement on or about August 28, 2021.

These changes to each Fund will be implemented on or about October 29, 2021.

Please retain this Supplement for future reference.